UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

SLM FUNDING LLC

formerly known as SLM Funding Corporation and
Sallie Mae Funding Corporation
(Exact name of registrant as specified in its charter)

Originator of

the Sallie Mae Student Loan Trust 1995-1,
the Sallie Mae Student Loan Trust 1996-1,
the SLM Student Loan Trust 1996-2,
the SLM Student Loan Trust 1996-3,
the SLM Student Loan Trust 1996-4,
the SLM Student Loan Trust 1997-1,
the SLM Student Loan Trust 1997-2,
the SLM Student Loan Trust 1997-3,
the SLM Student Loan Trust 1997-4,
the SLM Student Loan Trust 1998-1,
the SLM Student Loan Trust 1998-2,
the SLM Student Loan Trust 1999-1,
the SLM Student Loan Trust 1999-2,
the SLM Student Loan Trust 1999-3,
the SLM Student Loan Trust 2000-1,
the SLM Student Loan Trust 2000-2,
the SLM Student Loan Trust 2000-3,
the SLM Student Loan Trust 2000-4,
the SLM Student Loan Trust 2001-1,
the SLM Student Loan Trust 2001-2,
the SLM Student Loan Trust 2001-3,
the SLM Student Loan Trust 2001-4,
the SLM Student Loan Trust 2002-1,
the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2003-9, and
the SLM Student Loan Trust 2003-10.

Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247/333-104887	23-2815650

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

11600 Sallie Mae Drive
Reston, VA 20193

(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 810-3000

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

        On October 27, 2003,

  •
  the Sallie Mae Student Loan Trust 1995-1 made its thirty-second,

  •
  the Sallie Mae Student Loan Trust 1996-1 made its thirty-first,

  •
  the SLM Student Loan Trust 1996-2 made its thirtieth,

  •
  the SLM Student Loan Trust 1996-3 made its twenty-ninth,

  •
  the SLM Student Loan Trust 1996-4 made its twenty-eighth,

  •
  the SLM Student Loan Trust 1997-1 made its twenty-seventh,

  •
  the SLM Student Loan Trust 1997-2 made its twenty-sixth,

  •
  the SLM Student Loan Trust 1997-3 made its twenty-fifth,

  •
  the SLM Student Loan Trust 1997-4 made its twenty-third,

  •
  the SLM Student Loan Trust 1998-1 and the SLM Student Loan Trust 1998-2 made their twenty-first,

  •
  the SLM Student Loan Trust 1999-1 and the SLM Student Loan Trust 1999-2 made their seventeenth,

  •
  the SLM Student Loan Trust 1999-3 made its sixteenth,

  •
  the SLM Student Loan Trust 2000-1 and the SLM Student Loan Trust 2000-2 made their fourteenth,

  •
  the SLM Student Loan Trust 2000-3 and the SLM Student Loan Trust 2000-4 made their thirteenth,

  •
  the SLM Student Loan Trust 2001-1 made its eleventh,

  •
  the SLM Student Loan Trust 2001-2 made its tenth,

  •
  the SLM Student Loan Trust 2001-3 made its ninth,

  •
  the SLM Student Loan Trust 2001-4 made its eighth,

  •
  and the SLM Student Loan Trust 2002-1 and SLM Student Loan Trust 2002-2 made their seventh, and

  •
  the SLM Student Loan Trust 2002-3 made its sixth

regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and/or their respective Floating Rate Student Loan-Backed Certificates. Each trust also distributed its respective Quarterly Servicing Reports dated as of October 27, 2003, to its Certificateholders, where applicable, and Noteholders of record. The distribution of funds to the Noteholders and Certificateholders of the Sallie Mae Student Loan Trust 1995-1 resulted in the payment in full of all of its outstanding notes and certificates.

        The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended September 30, 2003 as an Exhbit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1    Quarterly Servicing Reports

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003

SLM FUNDING LLC

By:	/s/ J. LANCE FRANKE Name: J. Lance Franke Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
19.1	Quarterly Servicing Reports.	3

Exhibit Index appears on Page 3